TANGIBLE FIXED ASSETS	12 Months Ended
Dec. 31, 2024
TANGIBLE FIXED ASSETS
TANGIBLE FIXED ASSETS

19.TANGIBLE FIXED ASSETS

	Mining	Data
	Machines	Centers	Equipment	Total
Group	$’000	$’000	$’000	$’000
Cost
At 1 January 2024	168,150	6,280	4,034	178,464

Foreign exchange movement	—	(336)	(604)	(940)
Additions	3	—	—	3
Disposal of subsidiary	—	(5,254)	—	(5,254)
Transfers between classes	1,591	—	(1,591)	—
Disposals	(1,337)	—	—	(1,337)
At 31 December 2024	168,407	690	1,839	170,936

Depreciation and impairment
At 1 January 2024	(116,992)	(1,537)	(206)	(118,736)
Foreign exchange movement	211	847	219	1,277
Depreciation charged	(14,171)	—	(738)	(14,909)
Impairment in asset	(31,498)	—	—	(31,498)
At 30 December 2024	(162,450)	(690)	(725)	(163,865)
Carrying amount
At 1 January 2024	51,158	4,743	3,828	59,729
At 31 December 2024	5,957	—	1,114	7,071

	Mining	Data
	Machinery	Centers	Equipment	Total
Group	$’000	$’000	$’000	$’000
Cost
At 1 January 2023	162,839	8,700	5,414	176,953

Foreign Exchange Movement	108	517	569	1,195
Additions	5,203	—	27	5,230
Transfer to Assets held for sale	—	(2,937)	(1,976)	(4,913)
At 31 December 2023	168,150	6,280	4,034	178,464

Depreciation and impairment
At 1 January 2023	(97,481)	(1,924)	(31)	(99,437)
Foreign exchange movement	—	(38)	(43)	(81)
Depreciation charged during the period	(18,656)	(359)	(1,000)	(20,015)
Impairment in asset	(855)	—	—	(855)
Transfer to Assets held for sale	—	784	868	1,652
At 31 December 2023	(116,992)	(1,537)	(206)	(118,736)
Carrying amount
At 1 January 2023	65,358	6,775	5,383	77,516
At 31 December 2023	51,158	4,743	3,828	59,728

Acquisition of DPN LLC

On 8 March 2022 the Group completed the acquisition of DPN LLC to acquire 160 acres (with option to purchase a further 157 acres) of land in West Texas for the construction of a 200MW mining facility for completion mid-2023.

The acquisition of DPN LLC, effectively comprising the land acquisition in West Texas, has been treated as an asset acquisition in the financial statements. The consideration for the acquisition was an initial price of GBP 3.6m, satisfied by the issue and allotment to the shareholders of DPN LLC of 3,497,817 new ordinary shares in Argo, with up to a further 8.6m of shares payable if certain contractual milestones related to the facility are fulfilled.

The initial issue and allotment of GBP 3.6m has been recognised based on the estimated fair value of assets received at acquisition in line with IFRS 2 Share - based payments. Contingent consideration balance of this business combination has been subsequently measured at fair value with changes recognised in profit and loss in line with IFRS 9. The fair value of assets acquired was assessed in line with independent valuations of the site by CBRE as well as external financial due diligence and financial modelling. Financial models used historical power purchase assumptions for the area and the Company’s internal hash rate and Bitcoin pricing assumptions to help the Company evaluate the financial benefits of developing a Bitcoin mining operation on the land. Work performed by DPN LLC from August 2019, when it purchased the land, to March 2022, when it sold the land to the Company, to prepare for a Bitcoin mining operation added to the value of the land for that purpose.

Consideration at 8 March 2022

$’000
Share based payment	4,355
Contingent consideration to be settled in shares	10,710
Total	15,065

Allocated as follows

$’000
Tangible fixed assets (Asset under construction)	15,065
Total	15,065

Property, Plant and Equipment Impairments

The Group has a single line of business, crypto mining. During 2024, the Group considered that it only had one cash generating unit (CGU) due to all mining machines being centrally managed by the Argo Blockchain Plc and all machines operating under the same business conditions.

However, due to the uncertainty of the timing of rehosting the machines at 31 December 2024, and the performance of the machines thereon, the Group considers its mining machines to be categorized into three CGU’s being: machines operating at the Group’s owned site in Quebec, machines hosted or sold subsequent to year end, previously hosted at the Helios facility, and machines not yet re-conditioned which were also previously hosted at the Helios facility. The recoverable amount of each CGU has been calculated as follows:

Machines operating in Quebec – value in use.

Re-conditioned machines hosted or sold subsequent to year-end – all measured at fair value less cost of disposal, given the uncertainty over performance and expected returns from the new hosting facilities.

Machines not yet re-conditioned - all measured at fair value less cost of disposal.

At each reporting date, the Group assesses whether there is an indication that an asset may be impaired. If an indication exists, the Group estimates an asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset or CGU’s fair value, less costs of disposal and its value in use. When the carrying value of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.

In assessing the fair value of Mining machines previously hosted at the Helios facility and Computer Equipment, the Group used recent machine sales pricing and cost of refurbishment of machines from immersion cooled to air cooled. Due to the significant deterioration in mining economics since the Bitcoin halving in April 2024, as measured by the lower hashprice, both the fair value of mining equipment and future cash flows generated from mining equipment are significantly reduced. In addition, the impairment to fair value less cost to sell is also driven by a lack of historical information available for the performance of the refurbished machines in the aforementioned hosting facilities and uncertainty of the timing of these events as at the year end. As a result of the analysis that the Group reviewed at both 30 June 2024 and 31 December 2024, a total impairment charge of $31.5 million (2023-$0.9 million) was recorded. As the majority of the mining machines were valued at their recoverable amount a 5% change in the hashprice has a minimal impact on the impairment. Similarly, a 1% change in the discount rate has a minimal impact on the impairment for the machines operating in Quebec.

Mining assets with uncertain re-hosting dates and those to be sold (22,819 machines) had a value of $4.3 million as at 31 December 2024 and were valued based on their fair value in use less cost to sell. This value was based on a level 2 fair value hierarchy of actual sales realised, less cost of refurbishment.

Mining assets held at the Baie Comeau CGU (2,200 machines) had a value of $1.4 million and were valued based on their value in use. This was based on an 18 month cash flow forecast discounted at 22.6%, the Group’s estimated cost of capital.

Subsequent to year end, the Group signed hosting agreements with Merkle Standard LLC to host 9,315 miners at Merkle’s Memphis, Tennessee location and up to 4,000 machines at its Washington State location. Approximately 1,232 units were sent to the Group’s Baie Comeau facility. A further approximately 8,000 units were sold for cash proceeds of approximately $2.0 million. The Group will continue to monitor the carrying value of its mining machines, as the machines are installed and data is available for performance in revenue generation, which may or may not result in a reversal in the impairment.

Impairment of Chips

In assessing the fair value of machine components, the Group used readily available chip set prices and management’s estimate of other components in the chip sets to determine the value of chips on hand. As a result of this analysis, an impairment of $0.6 million was recorded (2023 - $0.1 million).

Sale of Mirabel Data Centre

See assets held for sale (Note 14) for details of this disposition.